December 31, 2013

Supplement

SUPPLEMENT DATED DECEMBER 31, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Select Dimensions Investment Series, dated April 30, 2013
(the "Fund")

Effective January 1, 2014, the Board of Trustees of the Fund has approved changing the administrator of the Fund from Morgan Stanley Services Company Inc. to Morgan Stanley Investment Management Inc.

As a result, effective January 1, 2014, all references in the Fund's Statement of Additional Information ("SAI") to Morgan Stanley Services Company Inc., as administrator, are hereby deleted and replaced with Morgan Stanley Investment Management Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.